24 Annual Roth Conference Institutional Investor Meetings Presented by: Louis DiNardo – President & CEO Kevin Bauer – SVP & CFO March 12, 2012 Exhibit 99.1 th

March  12, 2012
24  Annual ROTH Conference
Institutional Investor Meetings
th
Safe Harbor
Forward-Looking Statements:
This presentation contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.
These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this presentation include statements about future financial and operating results; economic recession, industry and market conditions,  potential synergies and cost savings; the ability to drive growth and expand customer and partner relationships, changes in gross margins, revenues and operating expenses, manufacturing yields or operations, product development initiatives, design win conversion and other such statements. These statements are not guarantees of future performance, involve risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  Information concerning risk factors are detailed in the Company's SEC reports, including the Annual Report on
Form 10-K for the year ended March 27, 2011 and the Quarterly Report on Form 10-Q for the quarters ended July 3, 2011, October 2, 2011 and January 1, 2012.
Generally Accepted Accounting Principles:
The Company reports its financial results in accordance with GAAP. Additionally, the Company supplements reported GAAP financials with non-GAAP measures which are included in related press releases and reports furnished to the SEC, copies of which are available at the Company’s website: http://www.exar.com or the
SEC’s website at: http://www.sec.gov. In this presentation, we are disclosing non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP selling, general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share, which are adjusted to exclude from our GAAP results all stock-based compensation expense, amortization of acquired intangible assets, fair value adjustment of acquired inventories, acquisition-related costs, exit costs, separation costs of executive officers, acceleration of depreciation on abandoned equipment, goodwill and other intangible asset impairment, impairment charges on investments, and income tax effects. These non-GAAP measures are presented in part to enhance the understanding of the Company’s historical financial performance and comparability between reporting periods. The Company believes the non-
GAAP presentation, when shown in conjunction with the corresponding GAAP measures, provide relevant and useful information to analysts, investors, management and other interested parties. For its internal purposes, the Company uses the foregoing non-GAAP measures to evaluate performance across reporting periods, determine certain employee benefits as well as plan for and forecast the Company’s future periods. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

Management

LINEAR TECHNOLOGY

intersil

ANALOG DEVICES

intersil

LINEAR TECHNOLOGY

National Semiconductor

intersil

MICREL Innovation Through Technology

National Semiconductor

MICREL Innovation Through Technology

GENERAL INSTRUMENT

VLSI Technology

WaferTech A TSMC Subsidiary

EXAR Powering Connectivity

March  12, 2012
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Management Team
• Louis DiNardo CEO
– 30 Years Experience in High Performance Analog Mixed-Signal; CEO, President and COO, VP/GM
• Todd Smathers SVP Ops
– 30 Years Experience in High Performance Analog Mixed-Signal; SVP Ops, VP/GM
• Carlos Laber SVP R&D
– 30 Years Experience in High Performance Analog Mixed-Signal; VP R&D, SVP Technology
• Chris Dingley SVP Sales
• Kevin Bauer CFO

Strategic Vision

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• Exar - Top Tier High Performance Analog Mixed-Signal
Integrated Circuits and Sub-Systems Provider
– Networking, Storage and Data Communications
– Industrial and Embedded Systems
– Consumer Electronics
– Computing and Peripherals
• Exar - Long Term Differentiation
– Provide Analog Mixed-Signal Solutions with Embedded Controller,
Computation and Advanced Connectivity
– Provide Analog Mixed-Signal Solutions with Complete Software and
Firmware Drivers
Exar - Strategic Vision

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• Provide Consistent Profitable Growth
– Revenue Growth
– Gross Margin Expansion
– Operating Expenses Reduction
– Operating Profit Growth
• Provide Appreciation in Shareholder Value
– Alignment of Management Compensation
– Exceed Peer Group Benchmarks
– Maintain Stable Management
– Maintain Consistent Strategy
Exar - Strategic Vision

Historical Perspective

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Exar - Historical Perspective
• Timeline
– Founded in 1972, reorganized in Delaware in 1991
– IPO -1985
– History of Analog Mixed-Signal and Communications Products
– Conversion to fabless model - 1989-91
– Exar / Sipex Merger – 2007
• Assets
– (+) Brand
– (+) Customers
– (+) Partners
– (+) Expertise
– (+) Balance Sheet

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*Note: Non-GAAP Gross Profit & Non-GAAP Gross Margin
Revenue, Gross Profit*,  Gross Margin*
Fiscal Quarters: FYE March
16
16
18
21
21
19
18
16
18
18
14
52%
52%
54% 54%
52%
51%
50%
46%
49%
49%
48%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
-
5
10
15
20
25
30
35
40
45
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Gr Profit Revenue Gr Margin

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Operating Expense*,  Operating Income (Loss)*
*Note: Non-GAAP Operating Expense & Non-GAAP Operating Income (Loss)
Fiscal Quarters: FYE March
(5)
-
5
10
15
20
25
1Q10 2Q10
3Q10
4Q10
1Q11
2Q11
3Q11 4Q11 1Q12 2Q12 3Q12
OpEx OpInc

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Restructuring
• Workforce
– Reduction
– Alignment
– Recruiting
• Cost of Goods and Operating Expense Reductions
– Headcount
– Operating Excellence
– Facilities Consolidation

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Restructuring
• Workforce Reduction
– Phase 1 - January 2012
• 15% of Headcount
• 3 Major Locations
• 5 Secondary Locations
• $9.7mm Gross Savings
– Phase 2 - First Half Fiscal 2013
• Significant Reduction in Remaining Expenses
• Primarily S&M and G&A with some R&D
• Target $10mm Annualized Savings

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Restructuring
• Workforce Alignment and Recruiting
– Increase  Analog Mixed-Signal Product Development
– Increase Design, Product and Test Engineering Resources
– Increase Field Applications Engineering Resources
– Upgrade Key Sales and Marketing Resources

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Restructuring
• COGS and Operating Expense Reductions
– Headcount: N. America, Malaysia, Shanghai, Hangzhou
– Test Time Reduction: Existing Products, New Products
– Supply Chain Management: Fab, Assembly and Test
– Faculties Consolidation: Fremont
– Inventory Control: Legacy and New Products
– Backlog Management: Improve Business Processes

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Success Model
• Long Term Model
– Growth 150% of Peer Group
– Gross Margin 55%
– Operating Expenses 32%
– Operating Income 23%
• Demonstrate Consistent Profitable Growth
– Effective Market Selection
– Product Differentiation
– Business Discipline

Markets and Products

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Exar - Markets and Products
• Power Management
– Programmable Power
– Analog Power
• Connectivity
– Interface
– UARTS
– Bridges
• Data Communications and
Storage
– Acceleration
– Encryption
– Compression/Decompression
• Communications
– SONET
– SDH
– E1/T1
• Standard Analog
– Operational Amplifiers
– Comparators
– Voltage References
– Digital Potentiometers
– Analog-to-Digital Converters
– Digital-to-Analog Converters
– Real-time Clocks

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Product Line Expansion – Power Management
Required Additions
Design Engineering
Product Engineering
Test Engineering
Applications
Engineering
Process Development
Mask Cost
Wafer Cost
Power
Management
Programmable
Power
DC/DC
Converter
DC
Controller
Charge
Pump
LED
Controllers
TVS

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Revenue – Power Management
Fiscal Quarters: FYE March
-
1
2
3
4
5
6
7
8
9
10
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

Traditional Linear Regulators, $578M
LDOs, $2,155M
DC-DC Switching Regulators, $2,676M
Voltage Supervisors, $556M
Non-Isolated Switching Controllers, $1,126M
PFC Controllers, $368M
Non-Custom Power ASSPs, $773M
Integrated Power Stages, $277M
Intelligent Power Switches, $544M
Driver ICs, $1,059M
Hot Swap Controllers, $166M
Battery Mgt ICs, $2,105M
AC-DC Switching Regulators, $735M
Isolated Switching Controllers, $688M
PoE ICs, $186M

EXAR
Powering Connectivity™

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2011 $14B TAM
Market TAM & Segment SAM – Power Management
IMS Research
(Does not include USB switches – Analog products)
Digital Power
SAM

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Application Market Sets/yr Exar
SAM/set
Exar
SAM
Top Customers
STB 150M $2 $300M Pace, Motorola, Technicolor
Switches/Routers 20M $5 $100M Cisco, HP, Alcatel, Huawei
MFP 10M $5 $50M HP, Canon, Konica Minolta
Server 10M $5 $50M HP, IBM, Dell
IP Camera 20M $2 $40M Siemens, Johnson, Pelco
Patient Monitor 10M $3 $30M GE, Honeywell, Mindray
BTS/BSC/RRH 4M $8 $30M NSN, Ericsson, ZTE
POS 15M $2 $30M Ingenico, Verifone, Hypercom
xPON 10M $1 $10M Huawei, ZTE, Fiberhome
Ultrasound 2M $5 $10M Seimens, GE, Mindray
Total $650M
ABI Research, Gartner, Infonetic, IMS, Mobile Experts, Nilson
Focus Application SAMs – Power Management

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Products - Power Management
• Integration
• Four independent programmable step-down DPWM controllers
• Four Integrated FET drivers
• Reconfigurable GPIO pins & I C interface
• Performance
• Output currents up to 15A
• High Efficiency ~95%
• Single input 4.75V to 25V
• 9mA typical standby current
• Management
• Power monitoring
• Full on-board protection: OTP, UVLO, OCP & OVP
• Reusable design, PC design environment
2

Products – Power Management
XRP 7724 Block Diagram
Vout 1
Vout 2
Vout 3
Vout 4
Vin (4.75 – 25V)
3.3V  @ 50mA max
SDA / SCL to Host µC
2 GPIOs
General IC ENABLE
24
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StandBy LDO
GPIO
Enable
I²C
Configuration
Register
set
Flash
Memory
Internal LDOs
4 Channel
Digital
PWM &
PFM
Control
Engine
Gate Drivers
Current Sensing
HS Charge Pump
Vout Feedback
Gate Drivers
Current Sensing
HS Charge Pump
Vout Feedback
Gate Drivers
Current Sensing
HS Charge Pump
Vout Feedback
Gate Drivers
Current Sensing
HS Charge Pump
Vout Feedback
th

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Set-Top Box - Point of Load Requirements
Functional Block Products Exar Part Numbers
Power Supply Unit
(Sequencing, Monitoring)
Programmable Buck controllers XRP7713, XRP7714
Power Supply Unit (DC/DC POLs) Buck regulators, LDOs
SPX3819, SPX1117, SPX5205, SP6260, SP7662
XRP7664, XRP7665,
SDRAM Termination Bus Termination regulators XRP2997
LEDs LED drivers XRP7620, XRP712x
USB 2.0/3.0 USB Power switch XRP2525, XRP2526, XRP2527
Conditional Access Module Low voltage buck, LDOs SP6669, SP6657, SP6260
Front USB USB Power switch XRP2525, SP619
RS232 RS232 serial transceiver SP3232, SP232, SP202
GPIOs Expander I2C & SPI GPIO expanders XRA120x, XRA140x

MPS Monolithic Power Systems, Inc.		
RICHTEK your power partner.		
GMT 致新科技股份有限公司 Global Mixed-mode Technology Inc. SILERGY FEELING		
LINEAR TECHNOLOGY		
TEXAS INSTRUMENTS		

EXAR Powering Connectivity

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Competition – Power Management
Competitor Competitor’s Strengths Exar’s Advantage
•Leader in low current POL
•Captive low cost process
•Differentiated portfolio
•Brand in focus markets
•Strong Asian Presence
•Incumbents in large Asia ODMs
•Differentiated Portfolio
•US Brand
•Low Cost
•Closeness to Asian market
•Differentiated portfolio
•US Brand & Quality
•Analog brand
•Applications support
•Design expertise
•Lower cost solutions
•Lead on digital control
programmable power
•Broad Portfolio (+NSC)
•Brand Recognition
•Customer engagements
•Design expertise
•High volume foundry
•Lead on programmable power

27 March 12, 2012 24 Annual ROTH Conference Institutional Investor Meetings th Product Line Expansion - Communications Discontinued Development Program Q4 FY’12 Comm IC’s SONET E1/T1 Transport

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Revenue - Communications
Fiscal Quarters: FYE March
-
1
2
3
4
5
6
7
8
9
10
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

29 March 12, 2012 24 Annual ROTH Conference Institutional Investor Meetings th Product Line Expansion – Data & Storage Data Storage ASSP SoC

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Revenue – Data & Storage
Fiscal Quarters: FYE March
-
1
2
3
4
5
6
7
8
9
10
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

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Application SAM 2012 Industry Leaders
Enterprise Storage $77.5M EMC, Hitachi, IBM, NetApp
Big Data/
Data Warehousing
$79.3M Teradata, Oracle, HP, IBM
Cloud Storage $99.8M Amazon, Microsoft, Rackspace
Cloud Computing $63.3M IBM, Google, Salesforce
Network Security $137.2M Cisco, Juniper, Huawei, F5
VOIP Security $26.3M Acme Packet, Cisco
Total $483M
Source:  IDC, Exar
Focus Application SAMs - Data & Storage

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Backup Solution with DX17xx or 18xx Card
HBA
Processor /
Chipset
PCI-E
PCI-E
DX 18xx
DX 17xx
DX 18xx
DX 17xx
Application Example - Data & Storage
Disk Interface
SERVER
STORAGE ARRAY

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SSL or IPsec VPN Gateway
CPU
Sub-
System
Memory
PCI-E
Secure
Secure
Cloud
Cloud
WAN I/F
1GbE/10GbE
NIC
PCI-E
WAN
Interface
PCI-E
PCI-E
Corporate Data Center
DX 18xx
DX 17xx
DX 18xx
DX 17xx
or
or
Remote
Data Center
Home Office
Application Example - Data & Storage
820x
820x

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Competition - Data & Storage
Competitor Competitor’s Strengths Exar’s Advantages
X86 Multi-core
Processors
• Compute capabilities increasing as
number of CPU cores increases
• Low cost: Riding Moore’s Law
• Optimizes application
performance
• Higher security/compression
performance
• Lower power consumption
• Reduced TCO
Intel I/O Hubs
• Next Gen IOH integrates PK,
compression
• Available on new platforms
• Higher security/compression
performance
• Better scalability
• Lower power
Cavium
• Compute capabilities increasing as
number of CPU cores increases
• Next generation Nitrox family sampling
• Integrated encryption, PK,
compression
• Good performance
• Simultaneous processing of
encryption, PK, and
compression without
performance penalty
• Lower power consumption
Multi-core Network
Processors
(Netlogic, Freescale)
• Compute capabilities increasing as
number of CPU cores increases
• Integrated encryption, compression
• Optimizes application
performance
• Lower power consumption
• Low latency

35 March 12, 2012 24 Annual ROTH Conference Institutional Investor Meetings th Product Line Expansion - Connectivity Connectivity UART Interface Bridges

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Revenue - Connectivity
Fiscal Quarters: FYE March
-
2
4
6
8
10
12
14
16
18
20
22
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

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Market TAM & Segment SAM - Connectivity
Other Analog Other Analog
TAM: $1.7 Billon TAM: $1.7 Billon
Other Digital Other Digital
TAM: $1 Billon TAM: $1 Billon
Worldwide Interface
TAM: $5.4 Billon
Source: Databeans
Connectivity/Bridges
Connectivity/Bridges
TAM: $2.1B
TAM: $2.1B
SAM: $500M
SAM: $500M
UARTs UARTs
TAM/SAM: $130M TAM/SAM: $130M
Serial Transceivers Serial Transceivers
TAM/SAM: $500M TAM/SAM: $500M

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Application Examples - Connectivity
Servers
Blade Servers
cPCI Servers
Consumer
Set Top
Box
HDTV
MFP
Tablets
Industrial/POS
Communications
Console Servers
KVM Switches
Wireless
Transceiver
GPS/Telematics
Network Routers
Embedded Systems
PC104/104+
ISA
PCI
MB

Texas Instruments		
NXP		
Maxim Innovation Delivered Linear Technology		
intersil		
PLX Technology		
FTDI Chip Silicon Labs		
ASIX		

EXAR Powering Connectivity

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Competition - Connectivity
Competitor Competitor’s Strengths Exar Advantages
•Brand recognition
•Broad portfolio
•Customer engagements
•Broader UART portfolio
•Dual/Multi-protocol Serial Xcvrs
•Brand recognition
•Customer engagements
•Broader UART portfolio
•Product Synergy (UARTs & Serial Xcvrs)
•Analog brand recognition
•Broad portfolio
•Design expertise & technical support
•Single-chip Multi-protocol Serial Xcvrs
•UART portfolio
•Product Synergy (UARTs & Serial Xcvrs)
•Broad portfolio of Serial Xcvrs
•UART portfolio
•Product Synergy (UARTs & Serial Xcvrs)
•PCI/PCIe UARTs
•PCIe Switches/Bridges
•Much broader UART portfolio
•Product Synergy (UARTs & Serial Xcvrs)
•Broadest USB UART portfolio
•Worldwide presence in USB UARTs
•Much broader UART portfolio
•Smallest footprint USB UARTs
•Product Synergy (UARTs & Serial Xcvrs)
•Low cost development expertise
•Customer engagements in Asia
•Ethernet controller portfolio
•Much broader UART portfolio
•Customer engagements worldwide
•Product Synergy (UARTs & Serial Xcvrs)

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Product Line Expansion – Standard Analog
New Development Benchmarks
New Product Definition 120 DAYS
New Product Development 180 DAYS
New Product Design Wins 180 DAYS
Analog
Mixed-Signal
RTC
REF
AMP
ADC
DAC
DCP

Growth Plans and Financial Model

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Product Line Expansion
Diversified Product Offering with Segments of High Growth and High Margin
Power
Management
Programmable
Power
DC/DC
Converter
DC
Controllers
Charge
Pump
LED
Controllers
TVS
Data
Storage
SoC
ASSP
Connectivity
UART
Interface
Bridges
Analog
Mixed-Signal
DCP
DAC
ADC
AMP
REF
Real Time
RTC
Comm IC’s
SONET
E1/T!

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Exar Growth Initiatives
• Top Tier High Performance Analog Mixed-Signal
Components and Advanced Networking Products
– Phase I Growth through Market Share Growth
• Existing Products with Existing Partners
– Phase II Growth through Product Line Expansion
• Additional Products through Licensing or Acquisition
– Phase III Growth through New Product Introduction
• Differentiation with Embedded Connectivity and Controller

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Revenue by Geography & Channel
Note:  represents FY 2011 results
EMEA
16%
China
34%
Asia
(ex-China)
27%
Americas
23%
Direct
21%
POP (sell-in)
21%
POS
(sell through)
58%

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P&L Quarterly Targets – Non-GAAP
3Q FY12
Dec-2011
Current
Breakeven²
Target
Breakeven
Long Term
Operating
Model
Revenue $29.7M ~$34-35M ~$28M ~$43M
Gross Margin¹ 48.4% 47% 50% 55%
R&D¹ 27.9%
SG&A¹ 28.7%
Operating Expense¹ 56.6% 47% 50% 32%
Operating Inc. / (Loss)¹ (8.2)% Breakeven Breakeven 23%
EBITDA¹
EBITDA Margin¹
$(0.2)M
-
$2M
6%
$2M
7%
$12M
28%+
1 Non-GAAP measures
2 After February 2012 product alignment (OTN) and reduction actions

Appendix GAAP to Non-GAAP reconcilliations

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Reconciliation of Unaudited GAAP to Non-GAAP Results (1/2)
(Thousands except per share amounts)
NINE
MONTHS
ENDED
JUN 27, SEP 26, DEC 26, MAR 27, JULY 3, OCT 2, JAN 1, JAN 1, MAR 27, MAR 28,
2010 2010 2010 2011 2011 2011 2012 2012 2011 2010
Net Sales
39,636 $         37,233 $         35,365 $         33,771 $         36,978 $         36,120 $         29,679 $         102,777 $       146,005 $          134,878 $
GAAP gross profit
18,816 $         17,291 $         16,083 $         11,807 $         16,841 $         16,729 $         13,345 $         46,915 $         63,997 $            63,382 $
GAAP gross margin
47.5% 46.4% 45.5% 35.0% 45.5% 46.3% 45.0% 45.6% 43.8% 47.0%
Stock-based compensation 220 98 78 93 59 69 104 232 489 528
Amortization of acquired intangible assets 1,553 1,515 1,533 1,443 905 905 905 2,715 6,044 5,187
Fair value adjustment of acquired inventories 42 - - - - 42 2,398
Acquisition-related costs - - - - - - 24
Exit costs - - 2,212 152 - - 152 2,212 -
Non-GAAP gross profit 20,631 $         18,904 $         17,694 $         15,555 $         17,957 $         17,703 $         14,354 $         50,014 $         72,784 $            71,519 $
Non-GAAP gross margin
52.1% 50.8% 50.0% 46.1% 48.6% 49.0% 48.4% 48.7% 49.9% 53.0%
GAAP research and development expenses
14,443 $         11,840 $         12,071 $         12,744 $         9,395 $           8,838 $           8,871 $           27,104 $         51,098 $            48,511 $
Stock-based compensation 1,556 665 645 375 302 488 576 1,366 3,241 2,325
Amortization of acquired intangible assets 1,074 1,074 72 72 - - - - 2,292 2,785
Acquisition-related costs - - - - - - - - - 887
Exit costs - - - 1,210 115 - - 115 1,210 -
Non-GAAP research and development expenses 11,813 $         10,101 $         11,354 $         11,087 $         8,978 $           8,350 $           8,295 $           25,623 $         44,355 $            42,514 $
GAAP selling, general and administrative expenses
12,957 $         11,083 $         10,298 $         11,094 $         9,600 $           9,373 $           9,909 $           28,882 $         45,432 $            48,861 $
Stock-based compensation 1,546 751 585 769 523 620 653 1,796 3,651 3,112
Amortization of acquired intangible assets 298 297 294 254 174 174 174 522 1,143 697
Acquisition-related costs 328 - - - - - - - 328 5,385
Exit costs - - - 165 58 - - 58 165 -
Separation costs of executive officer - - - - - - 575 575 - 162
Accelaration of depreciation on abandoned equipment - - - - - - - - - 50
Non-GAAP selling, general and administrative expenses 10,785 $         10,035 $         9,419 $           9,906 $           8,845 $           8,579 $           8,507 $           25,931 $         40,145 $            39,455 $
GAAP operating expenses
27,400 $         22,923 $         22,369 $         31,323 $         18,995 $         18,211 $         18,780 $         55,986 $         104,015 $          97,372 $
Stock-based compensation 3,102 1,416 1,230 1,144 825 1,108 1,229 3,162 6,892 5,437
Amortization of acquired intangible assets 1,372 1,371 366 326 174 174 174 522 3,435 3,482
Acquisition-related costs 328 - - - - - - - 328 6,272
Exit costs - - - 1,375 173 - - 173 1,375 -
Separation costs of executive officers - - - - - - 575 575 - 162
Accelaration of depreciation on abandoned equipment - - - - - - - - - 50
Goodwill and intangible assets impairment - - - 7,485 - - - - 7,485 -
Non-GAAP operating expenses 22,598 $         20,136 $         20,773 $         20,993 $         17,823 $         16,929 $         16,802 $         51,554 $         84,500 $            81,969 $
GAAP operating loss
(8,584) $         (5,632) $         (6,286) $         (19,516) $       (2,154) $         (1,482) $         (5,435) $         (9,071) $         (40,018) $           (33,990) $
Stock-based compensation 3,322 1,514 1,308 1,237 884 1,177 1,333 3,394 7,381 5,965
Amortization of acquired intangible assets 2,925 2,886 1,899 1,769 1,079 1,079 1,079 3,237 9,479 8,669
Fair value adjustment of acquired inventories 42 - - - - - - - 42 2,398
Acquisition-related costs 328 - - - - - - - 328 6,296
Exit costs - - - 3,587 325 - - 325 3,587 -
Separation costs of executive officers - - - - - - 575 575 - 162
Accelaration of depreciation on abandoned equipment - - - - - - - - - 50
Goodwill and intangible assets impairment - - - 7,485 - - - - 7,485 -
Non-GAAP operating income (loss) (1,967) $         (1,232) $         (3,079) $         (5,438) $         134 $               774 $               (2,448) $         (1,540) $         (11,716) $           (10,450) $
TWELVE MONTHS ENDED
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March  12, 2012
24  Annual ROTH Conference
Institutional Investor Meetings
th
Reconciliation of Unaudited GAAP to Non-GAAP Results (2/2)
(Thousands except per share amounts)
NINE
MONTHS
ENDED
JUN 27, SEP 26, DEC 26, MAR 27, JULY 3, OCT 2, JAN 1, JAN 1, MAR 27, MAR 28,
2010 2010 2010 2011 2011 2011 2012 2012 2011 2010
Net Sales 39,636 $         37,233 $         35,365 $         33,771 $         36,978 $         36,120 $         29,679 $         102,777 $       146,005 $          134,878 $
GAAP net loss (7,414) $         (4,459) $         (4,959) $         (18,836) $       (1,426) $         (1,077) $         (4,733) $         (7,236) $         (35,668) $           (28,110) $
Stock-based compensation 3,322 1,514 1,308 1,237 884 1,177 1,333 3,394 7,381 5,965
Amortization of acquired intangible assets 2,925 2,886 1,899 1,769 1,079 1,079 1,079 3,237 9,479 8,669
Fair value adjustment of acquired inventories 42 - - - - - - - 42 2,398
Acquisition-related costs 328 - - - - - - - 328 6,296
Exit costs - - - 3,587 325 - - 325 3,587 -
Separation costs of executive officers - - - - - - 575 575 - 162
Accelaration of depreciation on abandoned equipment - - - - - - - - - 50
Goodwill and intangible assets impairment - - - 7,485 - - - - 7,485 -
Impairment charges on investments - 62 - - - - - - 62 317
Income tax effects 33 32 (118) 129 (142) 221 (194) (115) 76 (40)
Non-GAAP net income (loss) (764) $            35 $                 (1,870) $         (4,629) $         720 $               1,400 $           (1,940) $         180 $               (7,228) $              (4,293) $
GAAP loss per share (0.17) $           (0.10) $           (0.11) $           (0.42) $           (0.03) $           (0.02) $           (0.11) $           (0.16) $           (0.81) $                (0.64) $
Stock-based compensation 0.08 0.03 0.03 0.03 0.02 0.03 0.03 0.08 0.17 0.14
Amortization of acquired intangible assets 0.07 0.07 0.04 0.04 0.02 0.02 0.02 0.07 0.21 0.20
Fair value adjustment of acquired inventories 0.00 - - - - - - - 0.00 0.06
Acquisition-related costs 0.01 - - - - - - - 0.01 0.14
Exit costs - - - 0.08 0.01 - - 0.01 0.08 -
Separation costs of executive officers - - - - - - 0.01 0.01 - 0.00
Accelaration of depreciation on abandoned equipment - - - - - - - - - 0.00
Goodwill and intangible assets impairment - - - 0.17 - - - - 0.17 -
Impairment charges on investments - 0.00 - - - - - - 0.00 0.01
Income tax effects 0.00 0.00 (0.00) 0.00 (0.00) 0.00 (0) (0.00) 0.00 (0.00)
Non-GAAP diluted earnings (loss) per share (0.02) $           0.00 $              (0.04) $           (0.10) $           0.02 $              0.03 $              (0.04) $           0.00 $              (0.16) $                (0.10) $
43,897 44,173 44,300 44,503 44,599 44,759 44,830 44,726 44,218 43,584
The effect of dilutive potential common shares due to
reporting Non-GAAP net income - 261 - - 206 99 - 210 - -
The effect of removing stock-based compensation expense
under SFAS 123R for Non-GAAP presentation purpose - (329) - - (183) (15) - (131) - -
Shares used in diluted earnings per share --- Non-GAAP 43,897 44,105 44,300 44,503 44,622 44,843 44,830 44,805 44,218 43,584
Notes: Certain amounts may not total due to rounding.
Certain amounts previously reported above have been reclassified to conform to the current period presentation.
TWELVE MONTHS ENDED
Shares used in earnings (loss) per share --- GAAP